UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 24, 2016

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

(a)       The Company annual meeting of stockholders was held on February 24, 2016.

(b)      The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.            The following directors were elected for terms expiring at the annual meeting in 2017:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	216,191,197	7,667,631	1,432,984	46,695,551
Crandall C. Bowles	218,797,417	6,030,304	464,091	46,695,551
Vance D. Coffman	221,120,572	3,705,781	465,459	46,695,551
Dipak C. Jain	221,773,766	2,940,191	577,855	46,695,551
Michael O. Johanns	223,823,527	989,773	478,512	46,695,551
Clayton M. Jones	221,600,929	3,210,897	479,986	46,695,551
Brian M. Krzanich	222,684,133	2,154,512	453,167	46,695,551
Gregory R. Page	224,102,622	731,865	457,325	46,695,551
Sherry M. Smith	223,820,583	982,665	488,564	46,695,551
Dmitri L. Stockton	223,360,552	1,342,114	589,146	46,695,551
Sheila G. Talton	223,691,638	1,112,247	487,927	46,695,551

2.            The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers disclosed in the January 13, 2016 Proxy Statement (“Proxy Statement”), including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
137,557,413	54,427,766	33,306,633	46,695,551

3.            Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2016 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
268,932,376	2,204,572	850,415

4.            The stockholders approved a proposal requesting that the Board of Directors adopt a proxy access amendment to the Company’s Bylaws with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
134,366,550	89,516,131	1,409,131	46,695,551

5.            The stockholders rejected a proposal requesting that the Board of Directors generate a feasible plan to reach a net-zero greenhouse gas emission status by the year 2030 for all aspects of the business with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
14,127,168	178,616,816	32,547,828	46,695,551

6.            The stockholders rejected a proposal requesting that the Board of Directors provide to stockholders annually a congruency analysis between corporate values and the Company’s political and electioneering contributions and policy activities with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
5,963,410	187,132,843	32,195,559	46,695,551

(c)       At the Company’s annual meeting of stockholders in 2011, stockholders approved, on an advisory basis, to hold an annual advisory vote to approve executive compensation. In keeping with the stockholders’ advisory vote, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials on an annual basis each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies, Secretary

Dated: February 26, 2016